Estimated Annual Amortization Expense for Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012
Expected Amortization Expense [Line Items]
2013	$ 4,091
2014	3,625
2015	3,240
2016	3,230
2017	3,220
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 17,406